SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e) (2))

                            ADMIRALTY BANCORP, INC.
               (Name of Registrant as Specified in Its Charter)

                            ADMIRALTY BANCORP, INC.
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                         [ADMIRALTY BANCORP, INC. LOGO]

                              4400 PGA BOULEVARD
                       PALM BEACH GARDENS, FLORIDA 33410

                                March 29, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of the stockholders (the "Annual Meeting") of Admiralty Bancorp, Inc. (the "Company") to be held on Friday, April 28, 2000 at 11:00 a.m. at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

     At the Annual Meeting, stockholders will be asked to elect five members to the Board of Directors.

     The Board of Directors of the Company has determined that the election of the Board's nominees is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each candidate.

     YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

     On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                        Sincerely yours,

                                        /s/ BRUCE A. MAHON

                                        BRUCE A. MAHON
                                        Chairman of the Board

                            ADMIRALTY BANCORP, INC.
                              4400 PGA BOULEVARD
                       PALM BEACH GARDENS, FLORIDA 33410

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 28, 2000

     Notice is hereby given that the Annual Meeting of stockholders (the "Annual Meeting") of Admiralty Bancorp, Inc. (the "Company") will be held at the main offices of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410 on Friday, April 28, 2000 at 11:00 a.m. for the purpose of considering and voting upon the following matters:

     1. Election of five directors to serve three-year terms each, and until their successors are elected and qualified.

     2. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     Stockholders of record at the close of business on March 22, 2000 are entitled to notice of, and to vote at, the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                        By Order of the Board of Directors

                                        /s/ BRUCE A. MAHON

                                        BRUCE A. MAHON
                                        Chairman of the Board

March 29, 2000

                            ADMIRALTY BANCORP, INC.
                               4400 PGA BOULEVARD
                       PALM BEACH GARDENS, FLORIDA 33410

                   ----------------------------------------
                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 28, 2000
                   ----------------------------------------

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Admiralty Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of stockholders of the Company (the "Annual Meeting") to be held at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410 on Friday, April 28, 2000, at 11:00 a.m. Florida time, and at any adjournments thereof. These proxy materials are first being mailed on or about March 29, 2000, to holders of record on March 22, 2000 (the "Record Date") of shares of the Company's Class A Common Stock, no par value (the "Class A Stock") and Class B Common Stock, no par value (the "Class B Stock") (the Class A Stock and the Class B Stock sometimes collectively referred to as the "Common Stock"). Holders of the Class A Stock and the Class B Stock vote together as a single class.

     A stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement. As to any other matter of business that may be brought before the Annual Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

     All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

     Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on March 15, 2000, the Company had 772,071 outstanding shares of Class A Stock and 1,970,708 outstanding shares of Class B Stock, which vote together as one class. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Annual Meeting.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     The Board of Directors knows of no matters, other than those disclosed in the Notice of Annual Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

     All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                             ELECTION OF DIRECTORS

     In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors has fixed the number of directors constituting the Board at 13. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Board of Directors has nominated and recommends the election of each of the nominees listed below for the term set forth for such nominee and until their successors shall have been elected and qualified. Unless otherwise instructed by the stockholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominees named in this Proxy Statement, subject to the condition that if the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominees named herein unable or unwilling to serve. In accordance with the Bylaws of the Company directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth, as of the Record Date, the names of the nominees and those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

                   TABLE I--NOMINEES FOR 2000 ANNUAL MEETING

  NAME, AGE AND                                                                   DIRECTOR      TERM
POSITION WITH COMPANY          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          SINCE      EXPIRES
------------------------   ---------------------------------------------------   ----------   --------
Bruce A. Mahon, 69,        Chairman of the Board of the Company and the            1998         2003
Chairman of the Board      Bank; Formerly Chairman of the Board of Carnegie
                           Bancorp, Inc. and Carnegie Bank

Craig Spencer, 39,         President and CEO of The Arden Group, Inc.              1998         2003
Director                   (Real Estate Development)

Richard Rosa, 48,          Chief Financial Officer and Director of Grand           1998         2003
Director                   Bancorp, Inc. and Grand Bank, N.A.; Formerly Chief
                           Financial Officer of Carnegie Bancorp and Carnegie
                           Bank, N.A.

Mark Wolters, 39,          President of Grand Bancorp, Inc. and Grand Bank,        1998         2003
Director                   N.A.; Director of Grand Bank, N.A.; Formerly
                           Executive Vice President of Carnegie Bancorp.

Thomas J. Hanford, 60,     Private Investor                                        1998         2003
Director

            TABLE II--DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE
                          BEYOND THIS ANNUAL MEETING

  NAME, AGE AND                                                                         DIRECTOR      TERM
POSITION WITH COMPANY               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           SINCE      EXPIRES
---------------------------   ------------------------------------------------------   ----------   --------
Sidney Hofing, 65,            President of the Eagle Group, Inc.                         1998         2001
Director                      (Real Estate Development)

Peter L. A. Pantages, 45,     President of McCay Real Estate Group                       1998         2001
Director                      (Real Estate Development)

Ward Kellogg, 41,             President and Chief Executive Officer of the Bank          1998         2001
President,                    and the Company; formerly, Executive Vice President
Chief Executive Officer       and Chief Credit Officer of 1st United Bank, Boca
and Director                  Raton, Florida

Joseph Veccia, 43,            Partner, VPC Development                                   1998         2001
Director                      (Real Estate Development) and past Chairman of the
                              Greater Boca Raton Chamber of Commerce

David B. Dickenson, 58,       Senior Partner, Dickenson, Murdoch, Rex and Sloan          1998         2002
Director                      (Attorneys)

Thomas L. Gray, 55,           Chairman of the Board of Grand Bancorp, Inc. and           1998         2002
Director                      Grand Bank, N.A.; Formerly President and CEO of
                              Carnegie Bancorp

Leslie E. Goodman, 57,        Executive Officer of the Eagle Group, Inc.                 1998         2002
Director                      (Real Estate Development)

George Zoffinger, 52,         President and CEO of Constellation Capital Corp.;          1998         2002
Director                      Director of MFN Financial Corp.; Director of Atlas
                              Steel Corp.; Director of Commercial Federal Corp.;
                              Director of N.J. Resourcing

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 1999, the Board of Directors of the Company held 15 meetings. During the fiscal year, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

     The Company maintains an Audit Committee. The Audit Committee arranges for the annual financial statement audit through the Company's independent certified public accountants, reviews and evaluates the recommendations of the annual audit, receives reports of examinations of the Bank by the Bank's internal audit department, analyzes such internal reports, receives reports of regulatory examinations of the Company and the Bank by the applicable regulatory agencies, analyzes such reports, and reports to the Board of Directors the results of this analysis.

     The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

COMPENSATION OF DIRECTORS

     Mr. Bruce A. Mahon, Chairman of the Board of Directors of the Company, receives an annual salary of $75,000. Mr. Mahon is provided with an automobile for business use in connection with his services as Chairman of the Board of Directors and all expenses relating to this vehicle are paid by the Company. No other directors of the Company receive compensation for their service on the Company's Board or Committees thereof. Directors other than Mr. Kellogg receive $750.00 per regularly scheduled Bank Board of Directors meeting. Bank Board Committee members receive $150.00 per meeting not on Board of Directors meeting day.

     The Company maintains the 1998 Management Stock Option Plan (the "Management Plan") which provides for options to purchase up to 372,613 shares of Class B Stock to be issued to officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual participants to whom options are granted under the Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Management Plan and the exercise price therefore which may not be less than 100% of the fair market value on the date of the grant. For the fiscal year ended December 31, 1999 members of the Board of Directors were granted 85,818 options to purchase Class B Stock at exercise prices from $7.59 to $9.30. The exercise prices of all options granted during 1999 were at 100% of fair market value.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth, as of January 28, 2000, certain information concerning the ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company and each director of the Bank, (iii) each named executive officer described in this Proxy Statement under the caption "Executive Compensation," and (iv) all directors and officers of the Company as a group. Since the Class A Stock and the Class B Stock vote together as a single class, the following table presents the classes together.

                                  THE COMPANY

                                                          NUMBER OF SHARES OF CLASS A
                                                                  AND CLASS B            PERCENT
NAME, AGE AND POSITION WITH COMPANY                          BENEFICIALLY OWNED(1)       OF CLASS
------------------------------------------------------   ----------------------------   ---------
Bruce A. Mahon, 69, Chairman of the Board(2) .........               156,899                5.74
Craig Spencer, 39, Director(3)(4) ....................               153,369                5.61
Richard Rosa, 48, Director(5) ........................                60,460                2.21
Mark Wolters, 39, Director(6) ........................                53,523                1.96
Sidney Hofing, 65, Director(7) .......................               170,193                6.23
Peter L. A. Pantages, 45, Director(8) ................                90,528                3.31
Thomas L. Gray, 55, Director(9) ......................                97,795                3.58
Leslie E. Goodman, 57, Director(10) ..................               107,009                3.91
George Zoffinger, 52, Director(11) ...................                59,857                2.19
Ward Kellogg, 41, President(12) ......................                69,618                2.55
David Dickenson, 58, Director(13) ....................                18,372                  *
Thomas Hanford, 60, Director(14) .....................                51,375                1.88
Joseph Veccia, 43, Director(15) ......................                39,519                1.45
Directors and Executive Officers of the Company
 as a Group (17 persons) .............................             1,181,315               43.22

----------------
  *  Less than 1%

 (1) The address of all persons is c/o Admiralty Bancorp, Inc., 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

 (2) Includes 45,165 shares of Class B Stock purchasable upon the exercise of stock options and 30,345 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 4,000 shares of Class A Stock, 6,162 shares of Class B Stock and 2,258 shares of Class B Stock purchasable upon the exercise of Warrants all held by members of Mr. Mahon's family.

 (3) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options.

                                       5

 (4) Includes 35,000 shares of Class B Stock and 40,601 shares of Class A Stock held jointly with Mr. Spencer's wife, and 56,456 shares of Class B Stock purchasable upon the exercise of Warrants held jointly with Mr. Spencer's wife.

 (5) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 5,000 shares of Class A Stock and 1,937 shares of Class B Stock held by Mr. Rosa's self-directed IRA.

 (6) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 4,444 shares of Class A Stock and 574 shares of Class B Stock held by Mr. Wolters as custodian for his children.


 (7) Includes 50,810 shares of Class B Stock purchasable upon the exercise of Warrants, and 21,312 shares of Class B Stock purchasable upon the exercise of stock options. Of the reported shares, 26,398 shares and 22,582 Warrants are held by a limited partnership of which Mr. Hofing is a member.

 (8) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 31,475 shares of Class B Stock purchasable upon the exercise of Warrants. Includes 2,470 shares held in trust. Also includes 10,201 shares of Class B Stock held by members of Mr. Pantages' family.

 (9) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 19,195 shares purchasable upon the exercise of Warrants.

(10) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 45,164 shares of Class B Stock purchasable upon the exercise of Warrants.

(11) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 6,177 shares and Warrants to purchase 5,646 shares of Class B Stock held by a limited partnership of which Mr. Zoffinger is a member.

(12) Includes 51,939 shares of Class B Stock purchasable upon the exercise of stock options.

(13) Includes 3,726 shares of Class B Stock held by Mr. Dickenson's wife.

(14) Includes shares of Class B Stock held as follows: 3,952 shares by an investment partnership of which Mr. Hanford is a member and 5,646 shares by an investment corporation in which Mr. Hanford has a controlling interest; 1,129 shares by his wife; 1,129 shares as custodian for his son; 1,129 shares as custodian for his son-in-law; and 1,129 shares as custodian for his daughter.

(15) Includes 5,646 shares of Class B Stock purchasable upon the exercise of stock options. Also includes 11,291 shares of Class B Stock held by Mr. Veccia's IRA. Also includes 22,582 shares of Class B Stock held by a limited partnership in which members of Mr. Veccia's immediate family has a membership interest.

                            EXECUTIVE COMPENSATION

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                          SUMMARY COMPENSATION TABLE
                CASH AND CASH EQUIVALENT FORMS OF REMUNERATION

                                                        ANNUAL COMPENSATION
                                         --------------------------------------------------          LONG TERM
                                                                                                COMPENSATION AWARDS
                                                                             OTHER ANNUAL      SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION      YEAR        SALARY($)        BONUS($)     COMPENSATION($)        OPTIONS/SARS(#)
-----------------------------   ------   -----------------   ----------   -----------------   ----------------------
Ward Kellogg                    1999        $  125,000        $17,659     (3)                         18,066
President                       1998        $   62,500(1)         -0-     (3)                         33,873
William Burke                   1999        $  100,000        $11,796     (3)                          7,904
Chief Operating Officer         1998        $   50,000(2)     $25,000     (3)                         11,291

----------------
(1) Mr. Kellogg was hired as President on July 1, 1998 at an annual salary of $125,000.

(2) Mr. Burke was hired on July 2, 1998 at an annual salary of $100,000.

(3) Includes the value of certain perquisites and other personal benefits such as a car allowance. The Company believes the value of these benefits to be less than 10% of the salary and bonus reported in the table above.

EMPLOYMENT AGREEMENTS

     Mr. Kellogg serves as President and Chief Executive Officer of the Company and the Bank pursuant to an employment agreement dated July 1, 1998. Pursuant to this employment agreement, Mr. Kellogg initially received an annual salary of $125,000, subject to annual increases. In addition, Mr. Kellogg may receive a cash bonus based upon the Company's return on average assets. Mr. Kellogg's employment agreement has a term of 3 1/2 years. If Mr. Kellogg is terminated other than for cause (as defined in the contract), he is to receive his then current base compensation for the remaining term of the Agreement, or 24-months, whichever is longer. If Mr. Kellogg's employment is terminated following a change in control (as defined in the Agreement) or if he voluntarily terminates his employment following a change in control under certain circumstances, Mr. Kellogg will be entitled to receive his then current based compensation for a period of 24-months.

MANAGEMENT OPTION PLAN

     As disclosed above under the caption "Compensation of Directors", the Company maintains the Management Option Plan. Members of management of the Company are permitted to participate in the Management Option Plan. The following table lists grants of options under the Management Option Plan to the executive officers named in the "Summary Compensation Table" above for 1999 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's Class B Stock over the life of the option.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                              INDIVIDUAL GRANTS
                          -----------------------------------------------------------------------------------------
                             NUMBER OF        % OF TOTAL
                             SECURITIES      OPTIONS/SARS                                              PRESENT
                             UNDERLYING       GRANTED TO                                               VALUE OF
                            OPTIONS/SARS     EMPLOYEES IN        EXERCISE OR        EXPIRATION         GRANT ON
NAME                       GRANTED(#)(1)      FISCAL YEAR     BASE PRICE ($/SH)        DATE        GRANT DATE($)(2)
-----------------------   ---------------   --------------   -------------------   ------------   -----------------
Ward Kellogg ..........         5,646             7.3%                9.30            1/31/09          $25,576
                               12,420            16.1%                7.59           10/21/09          $53,033

William Burke .........         7,904            10.2%                7.59           10/21/09          $33,750

----------------
(1) The options granted to Messrs. Kellogg and Burke originally provided for a four-year vesting schedule. However, in consideration of the fact that the Company did not pay year-end bonuses nor provide for salary increases for 1998, the Board of Directors elected to amend the stock options granted to Messrs. Kellogg and Burke to provide for immediate vesting.

(2) The present value has been estimated using the Black-Scholes option pricing model using the following assumptions: divided yield of -0-%; expected volatility of 60% and a risk free interest rate of 6.04%.

     The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 1999.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED
                              SHARES                              OPTIONS/SARS             VALUE OF UNEXERCISED
                           ACQUIRED ON        VALUE               AT FY-END(#)           IN-THE-MONEY OPTIONS/SARS
NAME                       EXERCISE(#)     REALIZED($)     EXERCISABLE/UNEXERCISABLE           AT FY-END($)
-----------------------   -------------   -------------   ---------------------------   --------------------------
Ward Kellogg ..........             0          $ 0              39,519/12,420                     (1)
William Burke .........             0            0                 19,195/0                       (1)

----------------
(1) These options were not in the money at year end.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The Bank's Boca Raton, Florida branch and Jupiter, Florida branch are leased from entities owned by certain members of the Company's Board of Directors. The aggregate rental payment due under these two leases is $248,000 per year. The Company believes that these leases represent fair market value, and are comparable to terms which the Bank could have obtained from unaffiliated parties.

     David B. Dickenson is a Director of the Company and a partner with the law firm Dickenson, Murdoch, Rex & Sloan, Chartered. The firm performed loan closings for the Bank during 1999, and continues to perform such services in 2000. The fees related to these closings are paid by the borrower out of the proceeds from the loan closings. The Company made no payments to Dickenson, Murdoch, Rex & Sloan in 1999.

                       RECOMMENDATION AND VOTE REQUIRED

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

                             INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1999 were KPMG, LLP. KPMG, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

     The Company dismissed Grant Thornton LLP as its independent auditors on or about April 9, 1999. The decision to replace Grant Thornton as auditors was recommended by the Company's Board of Directors and Audit Committee. The Company's independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 1999 and 1998 expressed an unqualified opinion. For the fiscal years ended December 31, 1999 and 1998 and up to the date of this report, there have been no disagreements with the principal accountants of the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the independent auditor, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     As of April 23, 1999, the Company had retained KPMG, LLP as its independent auditors for the fiscal year ended December 31, 1999. The decision to hire KPMG, LLP as auditors was recommended by the Registrant's Board of Directors and Audit Committee. The Company expects to retain KPMG, LLP as its independent auditors for the fiscal year ending December 31, 2000.

                         COMPLIANCE WITH SECTION 16(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that during the fiscal year ended December 31, 1999, certain persons who are subject to the Section 16(a) filing requirements have not met all of those filing requirements as follows: David B. Dickenson did not timely file two reports based on four transactions; Leslie E. Goodman did not timely file one report based on one transaction; Sidney L. Hofing did not timely file one report based on one transaction; Richard P. Rosa did not timely file one report based on one transaction; and Craig A. Spencer did not file one report based on one transaction. Filings of reports reporting all of the above transactions have been made.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2001 ANNUAL MEETING

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 2001 Annual Meeting must do so no later than December 8, 2000.

     At the 2001 annual meeting of stockholders or special meeting in lieu thereof, the persons named as proxies in the Company's proxy for the meeting may vote the proxy in their discretion on any proposal received by the Company after February 21, 2001.

                            ADMIRALTY BANCORP, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the Board of Directors or any survivor thereof to vote all of the shares of Admiralty Bancorp, Inc. ("Admiralty") standing in the undersigned's name at the Annual Meeting of Stockholders of Admiralty, to be held at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410, on Friday, April 28, 2000, at 11:00 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS.

     The Board of Directors recommends a vote "FOR" approval the following proposal:

 1. Election of the following five (5) nominees to each serve on the Board of Directors for a three (3) year term, and until their successors are elected and duly qualified: Bruce A. Mahon, Craig A. Spencer, Richard P. Rosa, Mark Wolters and Thomas J. Hanford.

    [ ] FOR ALL NOMINEES

    TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

    ____________________________________________________________________________

    [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

 2. In their discretion, such other business as may properly come before the meeting.

[ ] Please check if you plan to attend the meeting.

                                              Dated: ____________________ , 2000

                                              __________________________________
                                              Signature
                                              __________________________________
                                              Signature

                                              (Please sign exactly as your name
                                              appears. When signing as an
                                              executor, administrator,
                                              guardian, trustee or attorney,
                                              please give your title as such.
                                              If signer is a corporation,
                                              please sign the full corporate
                                              name and then an authorized
                                              officer should sign his name and
                                              print his name and title below
                                              his signature. If the shares are
                                              held in joint name, all joint
                                              owners should sign.)

                                              PLEASE DATE, SIGN AND RETURN THIS
                                              PROXY IN THE ENCLOSED RETURN
                                              ENVELOPE.